                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                    April 22, 2002
(Date of earliest event reported)                                 April 22, 2002


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        1-13676                                         36-3846489
(Commission File Number)                 (I.R.S. Employer Identification Number)



310 South Schuyler Avenue, Kankakee, Illinois                            60901
  (Address of principal executive offices)                            (Zip Code)



                                 (815) 937-4440
              (Registrant's telephone number, including area code)

Item 5.  Other Information

On April 22, 2002, Kankakee Bancorp, Inc. issued a news release announcing that Institutional Shareholder Services ("ISS"), the nation's leading independent proxy voting advisory firm, recommended management's nominees for director at this year's annual meeting of stockholders. The news release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     News Release dated April 22, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KANKAKEE BANCORP, INC.

Dated: April 22, 2002                      By:  /s/ Ronald J. Walters
                                                ------------------------------
                                                    Ronald J. Walters
                                                    Vice President and Treasurer


                                       2